RenaissanceRe Holdings Ltd.

Financial Supplement

December 31, 2006

Contact:

Investors:

RenaissanceRe Holdings Ltd.
Todd R. Fonner
441-239-4801

Media:

Kekst and Company
David Lilly or Dawn Dover
212-521-4800

Table of Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including ‘‘operating income,’’ ‘‘operating income per common share,’’ ‘‘operating return on average common equity (annualized)’’, ‘‘managed catastrophe premium’’ and ‘‘managed catastrophe premium, net of fully-collateralized joint ventures’’. A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. Our business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by our subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under ‘‘Safe Harbor’’ Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this news release contain information about the Company’s future business prospects. These statements may be considered ‘‘forward-looking.’’ These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the quarters ending March 31, June 30 and September 30, 2006.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2005. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2005 and Quarterly Reports on Form 10-Q. Please refer to the Company’s website at renre.com for further information about RenaissanceRe Holdings Ltd.

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RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
Highlights
Gross premiums written	$194,952	$288,522	$1,943,647	$1,809,128
Net premiums written	156,846	249,481	1,529,620	1,543,287
Net premiums earned	380,088	414,107	1,529,777	1,402,709
Net claims and claim expenses incurred	97,280	662,480	446,230	1,635,656
Underwriting income (loss)	177,285	(343,689)	693,264	(556,379)
Net investment income	83,233	59,126	318,106	217,252
Net income (loss) available to common shareholders	201,135	(210,402)	761,635	(281,413)
Net realized gains (losses) on investments	2,489	(3,548)	(34,464)	(6,962)
Operating income (loss) available to common shareholders (1)	198,646	(206,854)	796,099	(274,451)
Total assets	$7,769,026	$6,871,261	$7,769,026	$6,871,261
Total shareholders’ equity	$3,280,497	$2,253,840	$3,280,497	$2,253,840
Per share data
Net income (loss) available (attributable) to common shareholders per common share – diluted (2)	$2.78	$(2.97)	$10.57	$(3.99)
Operating income (loss) available (attributable) to common shareholders per common share – diluted (1) (2)	$2.74	$(2.92)	$11.05	$(3.89)
Dividends per common share	$0.21	$0.20	$0.84	$0.80
Book value per common share	$34.38	$24.52	$34.38	$24.52
Accumulated dividends per common share	6.12	5.28	6.12	5.28
Book value per common share plus accumulated dividends	$40.50	$29.80	$40.50	$29.80
Financial ratios
Net claims and claim expense ratio – current accident year	33.5%	158.8%	38.1%	133.8%
Net claims and claim expense ratio – prior accident years	(7.9%)	1.2%	(8.9%)	(17.2%)
Net claims and claim expense ratio – calendar year	25.6%	160.0%	29.2%	116.6%
Underwriting expense ratio	27.8%	23.0%	25.5%	23.1%
Combined ratio	53.4%	183.0%	54.7%	139.7%
Operating return on average common equity – annualized (1)	33.3%	(44.2%)	37.9%	(13.3%)

(1)	Operating income (loss) excludes net realized gains and losses on investments. See Comments on Regulation G for a reconciliation to net income (loss).

(2)	In accordance with FAS 128, earnings per share calculations use average common shares outstanding – basic, when in a net loss position.

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations – Quarter to Date

	Three months ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Revenues
Gross premiums written	$194,952	$257,752	$742,551	$748,392	$288,522
Net premiums written	$156,846	$162,695	$512,244	$697,835	$249,481
Decrease (increase) in unearned premiums	223,242	204,381	(81,303)	(346,163)	164,626
Net premiums earned	380,088	367,076	430,941	351,672	414,107
Net investment income	83,233	80,427	74,012	80,434	59,126
Net foreign exchange (losses) gains	(1,715)	(2,160)	(2,441)	3,023	(4,394)
Equity in earnings of other ventures	8,624	10,131	9,221	6,552	5,271
Other (loss) income	(4,160)	2,006	(84)	(1,679)	11,032
Net realized gains (losses) on investments	2,489	4,151	(24,348)	(16,756)	(3,548)
Total revenues	468,559	461,631	487,301	423,246	481,594
Expenses
Net claims and claim expenses incurred	97,280	42,436	207,336	99,178	662,480
Acquisition expenses	73,288	63,998	74,597	68,814	74,557
Operational expenses	32,235	27,364	29,056	20,931	20,759
Corporate expenses	7,987	5,121	5,571	5,739	29,965
Interest expense	8,439	9,492	10,370	9,301	7,710
Total expenses	219,229	148,411	326,930	203,963	795,471
Income (loss) before minority interest and taxes	249,330	313,220	160,371	219,283	(313,877)
Minority interest – DaVinciRe Holdings	(38,665)	(52,830)	(21,207)	(31,457)	112,138
Income (loss) before taxes	210,665	260,390	139,164	187,826	(201,739)
Income tax expense	(42)	(616)	(94)	(183)	—
Net income (loss)	210,623	259,774	139,070	187,643	(201,739)
Dividends on preference shares	(9,488)	(8,662)	(8,662)	(8,663)	(8,663)
Net income (loss) available (attributable) to common shareholders	$201,135	$251,112	$130,408	$178,980	$(210,402)
Operating income (loss) available (attributable) to common shareholders per Common Share – diluted (1) (2)	$2.74	$3.42	$2.15	$2.73	$(2.92)
Net income (loss) available (attributable) to common shareholders per Common Share – basic	$2.83	$3.53	$1.84	$2.52	$(2.97)
Net income (loss) available (attributable) to common shareholders per Common Share – diluted (2)	$2.78	$3.48	$1.81	$2.49	$(2.97)
Average shares outstanding – basic	71,178	71,093	71,049	70,935	70,793
Average shares outstanding – diluted (2)	72,467	72,115	71,926	71,786	70,793
Net claims and claim expense ratio	25.6%	11.6%	48.1%	28.2%	160.0%
Underwriting expense ratio	27.8%	24.9%	24.1%	25.5%	23.0%
Combined ratio	53.4%	36.5%	72.2%	53.7%	183.0%
Operating return on average common equity – annualized (1)	33.3%	45.6%	31.3%	42.7%	(44.2%)

(1)	Operating income (loss) excludes net realized gains and losses on investments. See Comments on Regulation G for a reconciliation to net income (loss).

(2)	In accordance with FAS 128, earnings per share calculations use average common shares outstanding – basic, when in a net loss position.

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations – Year to Date

	Twelve months ended
	December 31, 2006	December 31, 2005
Revenues
Gross premiums written	$1,943,647	$1,809,128
Net premiums written	$1,529,620	$1,543,287
Decrease (increase) in unearned premiums	157	(140,578)
Net premiums earned	1,529,777	1,402,709
Net investment income	318,106	217,252
Net foreign exchange (losses) gains	(3,293)	5,183
Equity in earnings of other ventures	34,528	28,259
Other (loss) income	(3,917)	9,466
Net realized (losses) gains on investments	(34,464)	(6,962)
Total revenues	1,840,737	1,655,907
Expenses
Net claims and claim expenses incurred	446,230	1,635,656
Acquisition expenses	280,697	237,594
Operational expenses	109,586	85,838
Corporate expenses	24,418	71,813
Interest expense	37,602	28,218
Total expenses	898,533	2,059,119
Income (loss) before minority interest and taxes	942,204	(403,212)
Minority interest – DaVinciRe	(144,159)	156,449
Income (loss) before taxes	798,045	(246,763)
Income tax expense	(935)	—
Net income (loss)	797,110	(246,763)
Dividends on preference shares	(35,475)	(34,650)
Net income (loss) available (attributable) to common shareholders	$761,635	$(281,413)
Operating income (loss) available (attributable) to common shareholders per Common Share – diluted (1) (2)	$11.05	$(3.89)
Net income (loss) available (attributable) to common shareholders per Common Share – basic	$10.72	$(3.99)
Net income (loss) available (attributable) to common shareholders per Common Share – diluted (2)	$10.57	$(3.99)
Average shares outstanding – basic	71,064	70,592
Average shares outstanding – diluted (2)	72,073	70,592
Net claims and claim expense ratio	29.2%	116.6%
Underwriting expense ratio	25.5%	23.1%
Combined ratio	54.7%	139.7%
Operating return on average common equity – annualized (1)	37.9%	(13.3%)

(1)	Operating income (loss) excludes net realized gains and losses on investments. See Comments on Regulation G for a reconciliation to net income (loss).

(2)	In accordance with FAS 128, earnings per share calculations use average common shares outstanding – basic, when in a net loss position.

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results – Quarter to Date

	Three months ended December 31, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$51,719	$141,601	$1,632	$194,952
Net premiums written	$52,026	$104,820		$156,846
Net premiums earned	$244,273	$135,815		$380,088
Net claims and claim expenses incurred	54,183	43,097		97,280
Acquisition expenses	27,837	45,451		73,288
Operational expenses	21,603	10,632		32,235
Underwriting income	$140,650	$36,635		$177,285
Net claims and claim expenses incurred – current accident year	$79,666	$47,507		$127,173
Net claims and claim expenses incurred – prior accident years	(25,483)	(4,410)		(29,893)
Net claims and claim expenses incurred – total	$54,183	$43,097		$97,280
Net claims and claim expense ratio – current accident year	32.6%	35.0%		33.5%
Net claims and claim expense ratio – prior accident years	(10.4%)	(3.2%)		(7.9%)
Net claims and claim expense ratio – calendar year	22.2%	31.8%		25.6%
Underwriting expense ratio	20.2%	41.3%		27.8%
Combined ratio	42.4%	73.1%		53.4%

	Three months ended December 31, 2005
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$155,604	$153,918	$(21,000)	$288,522
Net premiums written	$137,093	$112,388		$249,481
Net premiums earned	$309,849	$104,258		$414,107
Net claims and claim expenses incurred	572,393	90,087		662,480
Acquisition expenses	30,196	44,361		74,557
Operational expenses	15,466	5,293		20,759
Underwriting loss	$(308,206)	$(35,483)		$(343,689)
Net claims and claim expenses incurred – current accident year	$566,456	$91,215		$657,671
Net claims and claim expenses incurred – prior accident years	5,937	(1,128)		4,809
Net claims and claim expenses incurred – total	$572,393	$90,087		$662,480
Net claims and claim expense ratio – current accident year	182.8%	87.5%		158.8%
Net claims and claim expense ratio – prior accident years	1.9%	(1.1%)		1.2%
Net claims and claim expense ratio – calendar year	184.7%	86.4%		160.0%
Underwriting expense ratio	14.7%	47.6%		23.0%
Combined ratio	199.4%	134.0%		183.0%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

Table of Contents

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results – Year to Date

	Twelve months ended December 31, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,321,163	$689,392	$(66,908)	$1,943,647
Net premiums written	$1,039,103	$490,517		$1,529,620
Net premiums earned	$972,017	$557,760		$1,529,777
Net claims and claim expenses incurred	148,052	298,178		446,230
Acquisition expenses	115,324	165,373		280,697
Operational expenses	72,405	37,181		109,586
Underwriting income	$636,236	$57,028		$693,264
Net claims and claim expenses incurred – current accident year	$273,286	$309,502		$582,788
Net claims and claim expenses incurred – prior accident years	(125,234)	(11,324)		(136,558)
Net claims and claim expenses incurred – total	$148,052	$298,178		$446,230
Net claims and claim expense ratio – current accident year	28.1%	55.5%		38.1%
Net claims and claim expense ratio – prior accident years	(12.9%)	(2.0%)		(8.9%)
Net claims and claim expense ratio – calendar year	15.2%	53.5%		29.2%
Underwriting expense ratio	19.3%	36.3%		25.5%
Combined ratio	34.5%	89.8%		54.7%

	Twelve months ended December 31, 2005
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,202,975	$651,430	$(45,277)	$1,809,128
Net premiums written	$1,024,010	$519,277		$1,543,287
Net premiums earned	$947,389	$455,320		$1,402,709
Net claims and claim expenses incurred	1,252,644	383,012		1,635,656
Acquisition expenses	92,763	144,831		237,594
Operational expenses	63,522	22,316		85,838
Underwriting loss	$(461,540)	$(94,839)		$(556,379)
Net claims and claim expenses incurred – current accident year	$1,483,981	$393,137		$1,877,118
Net claims and claim expenses incurred – prior accident years	(231,337)	(10,125)		(241,462)
Net claims and claim expenses incurred – total	$1,252,644	$383,012		$1,635,656
Net claims and claim expense ratio – current accident year	156.6%	86.3%		133.8%
Net claims and claim expense ratio – prior accident years	(24.4%)	(2.2%)		(17.2%)
Net claims and claim expense ratio – calendar year	132.2%	84.1%		116.6%
Underwriting expense ratio	16.5%	36.7%		23.1%
Combined ratio	148.7%	120.8%		139.7%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

RenaissanceRe Holdings Ltd.
Reinsurance Segment – Catastrophe and Specialty Underwriting Results

	Three months ended December 31, 2006			Three months ended December 31, 2005
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$23,184	$28,535	$51,719	$120,154	$35,450	$155,604
Net premiums written	$23,491	$28,535	$52,026	$101,643	$35,450	$137,093
Net premiums earned	$179,309	$64,964	$244,273	$221,444	$88,405	$309,849
Net claims and claim expenses incurred	34,973	19,210	54,183	489,043	83,350	572,393
Acquisition expenses	20,337	7,500	27,837	19,386	10,810	30,196
Operational expenses	13,944	7,659	21,603	10,323	5,143	15,466
Underwriting income (loss)	$110,055	$30,595	$140,650	$(297,308)	$(10,898)	$(308,206)
Net claims and claim expenses incurred – current accident year	$38,433	$41,233	$79,666	$467,392	$99,064	$566,456
Net claims and claim expenses incurred – prior accident years	(3,460)	(22,023)	(25,483)	21,651	(15,714)	5,937
Net claims and claim expenses incurred – total	$34,973	$19,210	$54,183	$489,043	$83,350	$572,393
Net claims and claim expense ratio – current accident year	21.4%	63.5%	32.6%	211.1%	112.1%	182.8%
Net claims and claim expense ratio – prior accident years	(1.9%)	(33.9%)	(10.4%)	9.8%	(17.8%)	1.9%
Net claims and claim expense ratio – calendar year	19.5%	29.6%	22.2%	220.9%	94.3%	184.7%
Underwriting expense ratio	19.1%	23.3%	20.2%	13.4%	18.0%	14.7%
Combined ratio	38.6%	52.9%	42.4%	234.3%	112.3%	199.4%

RenaissanceRe Holdings Ltd.
Reinsurance Segment – Catastrophe and Specialty Underwriting Results

	Twelve months ended December 31, 2006			Twelve months ended December 31, 2005
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$1,099,114	$222,049	$1,321,163	$775,573	$427,402	$1,202,975
Net premiums written	$817,054	$222,049	$1,039,103	$596,608	$427,402	$1,024,010
Net premiums earned	$733,777	$238,240	$972,017	$545,321	$402,068	$947,389
Net claims and claim expenses incurred	131,475	16,577	148,052	1,025,389	227,255	1,252,644
Acquisition expenses	82,936	32,388	115,324	47,620	45,143	92,763
Operational expenses	47,364	25,041	72,405	35,746	27,776	63,522
Underwriting income (loss)	$472,002	$164,234	$636,236	$(563,434)	$101,894	$(461,540)
Net claims and claim expenses incurred – current accident year	$117,528	$155,758	$273,286	$1,087,141	$396,840	$1,483,981
Net claims and claim expenses incurred – prior accident years	13,947	(139,181)	(125,234)	(61,752)	(169,585)	(231,337)
Net claims and claim expenses incurred – total	$131,475	$16,577	$148,052	$1,025,389	$227,255	$1,252,644
Net claims and claim expense ratio – current accident year	16.0%	65.4%	28.1%	199.3%	98.7%	156.6%
Net claims and claim expense ratio – prior accident years	1.9%	(58.4%)	(12.9%)	(11.3%)	(42.2%)	(24.4%)
Net claims and claim expense ratio – calendar year	17.9%	7.0%	15.2%	188.0%	56.5%	132.2%
Underwriting expense ratio	17.8%	24.1%	19.3%	15.3%	18.1%	16.5%
Combined ratio	35.7%	31.1%	34.5%	203.3%	74.6%	148.7%

RenaissanceRe Holdings Ltd.
Reinsurance Segment Gross Premiums Written

	Three months ended
	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006	Dec. 31, 2005
Renaissance catastrophe premiums	$20,630	$92,150	$377,063	$283,797	$84,133
Renaissance specialty premiums	28,164	20,367	27,736	121,843	35,457
Total Renaissance premiums	48,794	112,517	404,799	405,640	119,590
DaVinci catastrophe premiums	2,554	10,578	155,430	156,913	36,021
DaVinci specialty premiums	371	250	2,096	21,221	(7)
Total DaVinci premiums	2,925	10,828	157,526	178,134	36,014
Total Reinsurance premiums	$51,719	$123,345	$562,325	$583,774	$155,604
Total specialty premiums (1)	$28,535	$20,617	$29,832	$143,064	$35,450
Total catastrophe premiums	$23,184	$102,728	$532,493	$440,710	$120,154
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	—	1,189	24,270	25,785	—
Catastrophe premiums assumed from the Individual Risk segment	1,632	(31,109)	(28,990)	(6,106)	(21,000)
Total managed catastrophe premiums (3)	24,816	72,808	527,773	460,389	99,154
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	322	(3,046)	(111,253)	—	—
Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$25,138	$69,762	$416,520	$460,389	$99,154

(1)	Total specialty premiums written includes $nil, $0.7 million, $1.6 million, $nil and $nil of premiums assumed from the Individual Risk segment for the three months ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.

(2)	Top Layer Re is accounted for under the equity method of accounting.

(3)	See Comments on Regulaton G.

RenaissanceRe Holdings Ltd.
Reinsurance Segment Gross Premiums Written

	Twelve months ended
	Dec. 31, 2006	Dec. 31, 2005
Renaissance catastrophe premiums	$773,638	$573,393
Renaissance specialty premiums	198,111	402,207
Total Renaissance premiums	971,749	975,600
DaVinci catastrophe premiums	325,476	202,180
DaVinci specialty premiums	23,938	25,195
Total DaVinci premiums	349,414	227,375
Total Reinsurance premiums	$1,321,163	$1,202,975
Total specialty premiums (1)	$222,049	$427,402
Total catastrophe premiums	$1,099,114	$775,573
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	51,244	59,908
Catastrophe premiums assumed from the Individual Risk segment	(64,573)	(43,594)
Total managed catastrophe premiums (3)	1,085,785	791,887
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(113,977)	—
Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$971,808	$791,887

(1)	Total specialty premiums written includes $2.3 million and $1.7 million of premiums assumed from the Individual Risk segment for the years ended December 31, 2006 and 2005, respectively.

(2)	Top Layer Re is accounted for under the equity method of accounting.

(3)	See Comments on Regulation G.

RenaissanceRe Holdings Ltd.
Individual Risk Segment Gross Premiums Written

	Three months ended
	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006	Dec. 31, 2005
By Type of Business
Commercial multi-line	$62,942	$92,056	$137,162	$66,827	$69,468
Commercial property	47,199	46,597	78,407	54,002	38,338
Personal lines property	31,460	27,585	(4,740)	49,895	46,112
Total Individual Risk premiums	$141,601	$166,238	$210,829	$170,724	$153,918

	Twelve months ended
	Dec. 31, 2006	Dec. 31, 2005
By Type of Business
Commercial multi-line	$358,987	$316,553
Commercial property	226,205	123,236
Personal lines property	104,200	211,641
Total Individual Risk premiums	$689,392	$651,430

DaVinciRe Holdings Ltd and Subsidiary
Consolidated Statements of Operations

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
Revenues
Gross premiums written	$2,925	$36,014	$349,414	$227,375
Net premiums written	$3,117	$36,014	$310,500	$226,547
Decrease (increase) in unearned premiums	66,821	49,136	(30,952)	(8,854)
Net premiums earned	69,938	85,150	279,548	217,693
Net investment income	16,572	8,298	59,067	28,051
Net foreign exchange losses	(1,428)	(792)	(4,066)	(1,131)
Other (loss) income	(1,045)	37	(2,129)	45
Net realized gains (losses) on investments	646	(7,014)	(7,740)	(10,258)
Total revenues	84,683	85,679	324,680	234,400
Expenses
Net claims and claim expenses incurred	9,251	222,692	46,574	400,588
Acquisition expenses	16,567	5,610	58,326	17,957
Operational and corporate expenses	8,154	6,231	29,928	20,971
Interest expense	2,469	1,119	8,549	4,138
Total expenses	36,441	235,652	143,377	443,654
Income (loss) before minority interest	48,242	(149,973)	181,303	(209,254)
Minority interest	(103)	298	(382)	410
Net income (loss)	$48,139	$(149,675)	$180,921	$(208,844)
Net claims and claim expense ratio – current accident year	16.3%	254.3%	14.7%	189.7%
Net claims and claim expense ratio – prior accident years	(3.1%)	7.2%	1.9%	(5.7%)
Net claims and claim expense ratio – calendar year	13.2%	261.5%	16.6%	184.0%
Underwriting expense ratio	35.3%	13.9%	31.6%	17.9%
Combined ratio	48.5%	275.4%	48.2%	201.9%

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006	Dec. 31, 2005
Assets
Fixed maturity investments available for sale, at fair value	$3,111,930	$3,176,045	$3,079,855	$3,101,935	$2,872,294
Short term investments, at cost	2,410,971	1,841,330	1,911,693	1,621,623	1,653,618
Other investments, at fair value	592,829	559,256	526,844	506,974	586,467
Investments in other ventures, under equity method	227,075	195,787	186,979	172,618	178,774
Total investments	6,342,805	5,772,418	5,705,371	5,403,150	5,291,153
Cash and cash equivalents	214,399	245,817	187,340	240,684	174,001
Premiums receivable	419,150	623,869	857,687	566,956	363,105
Ceded reinsurance balances	133,971	232,439	241,315	62,856	57,134
Losses recoverable	301,854	394,335	464,556	625,697	673,190
Accrued investment income	41,234	38,437	37,639	31,785	25,808
Deferred acquisition costs	106,918	138,922	158,600	138,802	107,951
Other assets	208,695	93,320	86,121	88,332	178,919
Total assets	$7,769,026	$7,539,557	$7,738,629	$7,158,262	$6,871,261
Liabilities, Minority Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,098,155	$2,155,213	$2,347,525	$2,419,252	$2,614,551
Reserve for unearned premiums	578,424	900,133	1,113,391	853,629	501,744
Debt	450,000	410,000	485,000	500,000	500,000
Subordinated obligation to capital trust	103,093	103,093	103,093	103,093	103,093
Reinsurance balances payable	395,083	437,653	477,477	268,620	292,307
Other liabilities	213,490	123,827	118,191	65,850	142,815
Total liabilities	3,838,245	4,129,919	4,644,677	4,210,444	4,154,510
Minority interest – DaVinciRe Holdings	650,284	612,431	555,433	531,929	462,911
Shareholders’ Equity
Preference shares	800,000	500,000	500,000	500,000	500,000
Common shares and additional paid-in capital	356,263	358,700	356,462	352,055	351,285
Accumulated other comprehensive income	25,217	25,472	4,993	2,088	4,760
Retained earnings	2,099,017	1,913,035	1,677,064	1,561,746	1,397,795
Total shareholders’ equity	3,280,497	2,797,207	2,538,519	2,415,889	2,253,840
Total liabilities, minority interest and shareholders’ equity	$7,769,026	$7,539,557	$7,738,629	$7,158,262	$6,871,261
Book value per common share	$34.38	$31.86	$28.37	$26.65	$24.52
Common shares outstanding	72,140	72,108	71,849	71,881	71,523

RenaissanceRe Holdings Ltd.
Composition of Investment Portfolio

	Dec. 31, 2006		Sept. 30, 2006		June 30, 2006		Mar. 31, 2006		Dec. 31, 2005
TYPE OF INVESTMENT
U.S. treasuries and agencies	$1,180,064	18.6%	$1,403,475	24.2%	$1,388,386	24.3%	$1,524,192	28.1%	$1,040,432	19.6%
Non-U.S. government	154,848	2.4%	153,396	2.7%	147,249	2.6%	132,996	2.5%	127,961	2.4%
Corporate	995,410	15.7%	855,272	14.8%	817,097	14.3%	599,597	11.1%	554,666	10.5%
Mortgage-backed	397,741	6.3%	389,868	6.8%	396,794	7.0%	489,805	9.1%	739,053	14.0%
Asset-backed	383,867	6.1%	374,034	6.5%	330,329	5.8%	355,345	6.6%	410,182	7.8%
Total fixed maturities available for sale	3,111,930	49.1%	3,176,045	55.0%	3,079,855	54.0%	3,101,935	57.4%	2,872,294	54.3%
Short term investments, at cost	2,410,971	38.0%	1,841,330	31.9%	1,911,693	33.5%	1,621,623	30.0%	1,653,618	31.2%
Other investments, at fair value	592,829	9.3%	559,256	9.7%	526,844	9.2%	506,974	9.4%	586,467	11.1%
Total managed investment portfolio	6,115,730	96.4%	5,576,631	96.6%	5,518,392	96.7%	5,230,532	96.8%	5,112,379	96.6%
Investments in other ventures, under equity method	227,075	3.6%	195,787	3.4%	186,979	3.3%	172,618	3.2%	178,774	3.4%
Total investments	$6,342,805	100.0%	$5,772,418	100.0%	$5,705,371	100.0%	$5,403,150	100.0%	$5,291,153	100.0%
CREDIT QUALITY OF FIXED MATURITIES
AAA	$2,248,182	72.2%	$2,455,167	77.3%	$2,392,763	77.7%	$2,578,170	83.2%	$2,356,609	82.1%
AA	479,340	15.4%	339,209	10.7%	308,840	10.0%	201,560	6.5%	202,417	7.0%
A	167,068	5.4%	172,119	5.4%	181,165	5.9%	124,810	4.0%	132,120	4.6%
BBB	139,453	4.5%	138,423	4.4%	130,218	4.2%	131,444	4.2%	111,001	3.9%
Non-investment grade	77,887	2.5%	71,127	2.2%	66,869	2.2%	65,951	2.1%	70,147	2.4%
Total fixed maturities available for sale	$3,111,930	100.0%	$3,176,045	100.0%	$3,079,855	100.0%	$3,101,935	100.0%	$2,872,294	100.0%
MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$508,982	16.4%	$329,405	10.4%	$299,264	9.7%	$317,280	10.3%	$241,954	8.4%
Due after one through five years	1,539,509	49.5%	1,777,781	55.9%	1,769,729	57.4%	1,679,450	54.1%	1,220,387	42.5%
Due after five through ten years	178,143	5.7%	215,586	6.8%	199,011	6.5%	171,807	5.5%	175,930	6.1%
Due after 10 years	103,688	3.3%	89,371	2.8%	84,728	2.8%	88,248	2.8%	84,788	3.0%
U.S. mortgage-backed securities	397,741	12.8%	389,868	12.3%	396,794	12.9%	489,805	15.8%	739,053	25.7%
U.S. asset-backed securities	383,867	12.3%	374,034	11.8%	330,329	10.7%	355,345	11.5%	410,182	14.3%
Total fixed maturities available for sale	$3,111,930	100.0%	$3,176,045	100.0%	$3,079,855	100.0%	$3,101,935	100.0%	$2,872,294	100.0%

	As of or for the three months ended
	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005
Average yield to maturity of fixed maturities and short term investments	5.3%	5.2%	5.5%	5.0%	4.6%
Average duration of fixed maturities and short term investments	1.3	1.4	1.4	1.4	1.4
Average credit quality of fixed maturities and short term investments	AA	AA	AA	AA	AA

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	Mar 31 2006	Dec. 31, 2005
TYPE OF INVESTMENT
Private equity partnerships	$223,245	$208,583	$194,280	$174,181	$167,864
Catastrophe bonds	114,614	50,041	—	—	—
Senior secured bank loan fund	81,428	79,831	78,535	77,771	76,451
Hedge funds	72,439	125,262	159,837	162,433	214,669
Non-U.S. convertible fund	36,080	32,815	32,149	31,077	28,083
European high yield credit fund	31,919	29,620	29,022	27,447	64,885
Medium term note representing an interest in a pool of European fixed income securities	30,000	30,000	30,000	30,000	30,000
Miscellaneous other investments	3,104	3,104	3,021	4,065	4,515
Total other investments	$592,829	$559,256	$526,844	$506,974	$586,467
TYPE OF INVESTMENT
Private equity partnerships	37.7%	37.2%	36.9%	34.5%	28.6%
Catastrophe bonds	19.3%	8.9%	0.0%	0.0%	0.0%
Senior secured bank loan fund	13.7%	14.3%	14.9%	15.3%	13.0%
Hedge funds	12.2%	22.4%	30.3%	32.0%	36.6%
Non-U.S. convertible fund	6.1%	5.9%	6.1%	6.1%	4.8%
European high yield credit fund	5.4%	5.3%	5.5%	5.4%	11.1%
Medium term note representing an interest in a pool of European fixed income securities	5.1%	5.4%	5.7%	5.9%	5.1%
Miscellaneous other investments	0.5%	0.6%	0.6%	0.8%	0.8%
Total other investments	100.0%	100.0%	100.0%	100.0%	100.0%

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

December 31, 2006	Case Reserves	Additional Case Reserves	IBNR	Total
Property catastrophe reinsurance	$366,337	$282,544	$226,579	$875,460
Specialty reinsurance	104,010	77,315	412,466	593,791
Total Reinsurance	470,347	359,859	639,045	1,469,251
Individual Risk	272,119	15,611	341,174	628,904
Total	$742,466	$375,470	$980,219	$2,098,155
September 30, 2006
Property catastrophe reinsurance	$432,924	$265,016	$221,404	$919,344
Specialty reinsurance	104,298	75,811	414,250	594,359
Total Reinsurance	537,222	340,827	635,654	1,513,703
Individual Risk	286,624	19,774	335,112	641,510
Total	$823,846	$360,601	$970,766	$2,155,213
June 30, 2006
Property catastrophe reinsurance	$498,426	$309,485	$224,725	$1,032,636
Specialty reinsurance	175,937	88,563	414,323	678,823
Total Reinsurance	674,363	398,048	639,048	1,711,459
Individual Risk	284,780	15,566	335,720	636,066
Total	$959,143	$413,614	$974,768	$2,347,525
March 31, 2006
Property catastrophe reinsurance	$555,631	$428,796	$158,488	$1,142,915
Specialty reinsurance	158,410	103,011	403,464	664,885
Total Reinsurance	714,041	531,807	561,952	1,807,800
Individual Risk	240,624	—	370,828	611,452
Total	$954,665	$531,807	$932,780	$2,419,252
December 31, 2005
Property catastrophe reinsurance	$544,750	$576,992	$207,087	$1,328,829
Specialty reinsurance	180,868	95,312	414,445	690,625
Total Reinsurance	725,618	672,304	621,532	2,019,454
Individual Risk	194,016	—	401,081	595,097
Total	$919,634	$672,304	$1,022,613	$2,614,551

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2006			Three months ended December 31, 2005
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,155,213	$394,335	$1,760,878	$2,300,231	$543,460	$1,756,771
Incurred losses and loss expenses
Current year	164,809	37,636	127,173	886,731	229,060	657,671
Prior years	(36,784)	(6,891)	(29,893)	1	(4,808)	4,809
Total incurred losses and loss expenses	128,025	30,745	97,280	886,732	224,252	662,480
Paid losses and loss expenses
Current year	59,962	20,590	39,372	495,546	23,250	472,296
Prior years	125,121	102,636	22,485	76,866	71,272	5,594
Total paid losses and loss expenses	185,083	123,226	61,857	572,412	94,522	477,890
Reserve for losses and loss expenses, end of period	$2,098,155	$301,854	$1,796,301	$2,614,551	$673,190	$1,941,361
	Twelve months ended December 31, 2006			Twelve months ended December 31, 2005
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,614,551	$673,190	$1,941,361	$1,459,398	$217,788	$1,241,610
Incurred losses and loss expenses
Current year	668,941	86,153	582,788	2,423,783	546,665	1,877,118
Prior years	(164,831)	(28,273)	(136,558)	(219,421)	22,041	(241,462)
Total incurred losses and loss expenses	504,110	57,880	446,230	2,204,362	568,706	1,635,656
Paid losses and loss expenses
Current year	172,800	33,532	139,268	624,971	27,974	596,997
Prior years	847,706	395,684	452,022	424,238	85,330	338,908
Total paid losses and loss expenses	1,020,506	429,216	591,290	1,049,209	113,304	935,905
Reserve for losses and loss expenses, end of period	$2,098,155	$301,854	$1,796,301	$2,614,551	$673,190	$1,941,361

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Channel Re	$5,653	$5,142	$4,639	$3,663	$4,320
Top Layer Re	3,232	3,176	3,506	2,789	1,404
Starbound	880	941	305	—	—
Tower Hill	(1,141)	872	771	100	(453)
Total equity in earnings of other ventures	$8,624	$10,131	$9,221	$6,552	$5,271

	Year ended
	December 31, 2006	December 31, 2005
Channel Re	$19,097	$15,388
Top Layer Re	12,703	12,524
Starbound	2,126	—
Tower Hill	602	347
Total equity in earnings of other ventures	$34,528	$28,259

RenaissanceRe Holdings Ltd.
Ratings

At December 31, 2006	S&P	A.M. Best	Moody’s
REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	A	A2
DaVinci	A	A	—
Top Layer Re	AA	A+	—
Renaissance Europe	—	A	—
INDIVIDUAL RISK SEGMENT[1]
Glencoe	—	A−	—
Stonington	—	A−	—
Stonington Lloyds	—	A−	—
Lantana	—	A−	—
RENAISSANCERE[2]	A−	—	Baa1

1	The A.M. Best, S&P and Moody’s ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.

2	The S&P and Moody’s ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

RenaissanceRe Holdings Ltd.
Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses ‘‘operating income (loss)’’ as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. ‘‘Operating income (loss)’’ as used herein differs from ‘‘net income (loss) available (attributable) to common shareholders’’, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments. In addition, the Company’s management believes that ‘‘operating income (loss)’’ is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio, which is not considered by management to be a relevant indicator of business operations. The Company also uses ‘‘operating income (loss)’’ to calculate ‘‘operating income (loss) per common share’’ and ‘‘operating return on average common equity, annualized’’. The following is a reconciliation of 1) net income (loss) available (attributable) to common shareholders to operating income (loss) available (attributable) to common shareholders; 2) net income (loss) available (attributable) to common shareholders per common share to operating income (loss) available (attributable) to common shareholders per common share; and 3) return on average common equity, annualized to operating return on average common equity, annualized:

	Three months ended					Year ended
	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006	Dec. 31, 2005	Dec. 31, 2006	Dec. 31, 2005
Net income (loss) available (attributable) to common shareholders	$201,135	$251,112	$130,408	$178,980	$(210,402)	$761,635	$(281,413)
Adjustment for net realized losses (gains) on investments	(2,489)	(4,151)	24,348	16,756	3,548	34,464	6,962
Operating income (loss) available (attributable) to common shareholders	$198,646	$246,961	$154,756	$195,736	$(206,854)	$796,099	$(274,451)
Net income (loss) available (attributable) to common shareholders per common share – diluted (1)	$2.78	$3.48	$1.81	$2.49	$(2.97)	$10.57	$(3.99)
Adjustment for net realized losses (gains) on investments (1)	(0.04)	(0.06)	0.34	0.24	0.05	0.48	0.10
Operating income (loss) available (attributable) to common shareholders per common share – diluted (1)	$2.74	$3.42	$2.15	$2.73	$(2.92)	$11.05	$(3.89)
Return on average common equity, annualized	33.7%	46.3%	26.4%	39.0%	(45.0%)	36.3%	(13.6%)
Adjustment for net realized losses (gains) on investments	(0.4%)	(0.7%)	4.9%	3.7%	0.8%	1.6%	0.3%
Operating return on average common equity, annualized	33.3%	45.6%	31.3%	42.7%	(44.2%)	37.9%	(13.3%)

(1)	In accordance with FAS 128, earnings per share calculations use average common shares outstanding – basic, when in a net loss position.

The Company has also included in this Press Release ‘‘managed catastrophe premiums’’ and ‘‘managed catastrophe premiums, net of fully-collateralized joint ventures.’’ ‘‘Managed catastrophe premiums’’ is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. ‘‘Managed catastrophe premiums’’ differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. ‘‘Managed catastrophe premiums, net of fully-collateralized joint ventures’’ differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Re and Timicuan Reinsurance Ltd. The Company’s management believes ‘‘managed catastrophe premiums’’ is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes ‘‘managed catastrophe premiums, net of fully-collateralized joint ventures’’ is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.